CREDIT SUISSE COMMODITY STRATEGY FUNDS

Credit Suisse Commodity Return Strategy Fund

CREDIT SUISSE OPPORTUNITY FUNDS

Credit Suisse Floating Rate High Income Fund

Credit Suisse Multialternative Strategy Fund

Credit Suisse Managed Futures Strategy Fund

Credit Suisse Strategic Income Fund

(collectively, the “Funds”)

Supplement to the Prospectus and Statement of Additional Information, each dated February 28, 2024

Effective June 19, 2024, Ernst & Young LLP (“EY”) was engaged as the independent registered public accounting firm for the Funds for the fiscal year ending October 31, 2024. The engagement of EY was previously approved by the Funds’ Board of Trustees (the “Board”) upon the recommendation of the Audit Committee of the Board.

Shareholders should retain this supplement for future reference.

Dated: June 21, 2024	16-0624
for
CS-PRO
COM-SUMPRO
FRHI-SUMPRO
MSF-SUMPRO
MFS-SUMPRO
SIF-SUMPRO
2024-004